 CERTIFICATION PURSUANT TO RULE 30a-2(a) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, John R. Jones, President of AB Funds Trust (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: August 19, 2004         /s/ John R. Jones
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                              John R. Jones, President
                              (principal executive officer)


I, Jeffrey P. Billinger, Vice President and Treasurer of AB Funds Trust (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 19, 2004         /s/ Jeffrey P. Billinger
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                              Jeffrey P. Billinger, Vice President and Treasurer
                              (principal financial officer)